Please file this Prospectus Supplement with your records.

WELLS FARGO FUNDS TRUST

WELLS FARGO ADVANTAGE 100% TREASURY MONEY MARKET FUND

Class A

Service Class

Supplement dated March 19, 2008, to the Prospectus dated July 1, 2007, as previously supplemented on December 13, 2007, and February 1, 2008.

This supplement contains important information about the above referenced Fund.

Effective immediately, the Wells Fargo Advantage 100% Treasury Money Market Fund is temporarily closed to new investors. For current investors, the current $20 million purchase limit per shareholder per day remains in place. There is no limitation on Fund redemptions.

MMR038/P1201S2